Exhibit 10.3
EXCHANGE AGREEMENT
This Exchange Agreement (this “Agreement”) is made and entered as of April 8, 2024 (the “Execution Date”) by and among Invacare Holdings Corporation, a Delaware corporation (“Parent”), Invacare International Holdings Corp., a Delaware corporation (“Intermediate Holdings”), Invacare Corporation, an Ohio corporation (“Reorganized Invacare”), and the parties listed on Schedule I that are signatory hereto (each a “Holder”). Capitalized terms used, but not defined herein shall have the meanings ascribed to such terms in the Credit Agreement (as defined below).
WHEREAS, the parties hereto, together with certain other persons, are party to that certain Loan and Security Agreement dated as of May 5, 2023, among the borrowers from time to time party thereto, the guarantors from time to time party thereto, the lenders from time to time party thereto and White Oak Commercial Finance, LLC, as Administrative Agent and Collateral Agent (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”);
WHEREAS, the parties hereto, together with certain other persons, are party to that certain Master Equity Agreement dated as of April 8, 2024 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Master Equity Agreement”);
WHEREAS, each Holder owns the number of shares of 9.00% Series A Convertible Participating Preferred Stock of Parent (the “Parent Series A Preferred Shares”) set forth across such Holder’s name on Schedule I;
WHEREAS, Parent has issued to Intermediate Holdings, a certain number of Series B Preferred Stock of Parent, par value $0.001 per share pursuant to the terms of the Master Equity Agreement (“Parent Series B Preferred Shares”);
WHEREAS, Holder desires to transfer and exchange the Parent Series A Preferred Shares for a number of shares of (i) Series B Preferred Stock of Parent and (ii) 9.00% Series A Preferred Stock of Intermediate Holdings, par value $0.001 per share (the “Intermediate Holdings Preferred Shares”), set forth on Schedule I; and
WHEREAS, immediately thereafter, subject to the conditions set forth herein, (i) Intermediate Holdings shall issue to each Holder a warrant (the “Intermediate Holdings Warrant”) to purchase a number of shares of common stock, par value $0.001 per share, of Intermediate Holdings equal to the percentage of Common Stock Deemed Outstanding (as defined in the Intermediate Holdings Warrant) set forth opposite such Holder’s name on Schedule I on the exercise date thereof, in substantially the form attached hereto as Exhibit A and (ii) Reorganized Invacare shall issue to Holder a warrant (the “Reorganized Invacare Warrant” and together with the Parent Series B Preferred Shares, the Intermediate Holdings Preferred Shares, and the Intermediate Holdings Warrant, the “Securities”) to purchase a number of shares of common stock, no par value per share, of Reorganized Invacare equal to the percentage of the Common Stock Deemed Outstanding (as defined in the Reorganized Invacare Warrant) set forth opposite such Holder’s name on Schedule I on the exercise date thereof, in substantially the form attached hereto as Exhibit B.

NOW, THEREFORE, in consideration of the mutual covenants herein contained, and for other good and valuable considerations, the sufficiency and receipt of which are hereby acknowledged, the parties hereto agree as follows:
1.    Effective Date. This Agreement shall take effect upon the CF Transition Date (as defined in the Master Equity Agreement) and prior to the CF Transition Date it shall be of no force or effect.
2.    Exchange. Immediately following the filing of the documents set forth in Sections 1.4(b)(i)-(v) of the Master Equity Agreement and immediately following the issuance of the Parent Series B Preferred Shares to Intermediate Holdings and subject to the terms and conditions of this Agreement, (i) each Holder shall transfer to Intermediate Holdings, and Intermediate Holdings shall accept from each Holder, all of the Parent Series A Preferred Shares and any right, title and interest in Parent arising out of Parent Series A Preferred Shares of such Holder set forth opposite such Holder’s name on Schedule I, (ii) Intermediate Holdings shall transfer the number of Parent Series B Preferred Shares held by Intermediate Holdings to each Holder as set forth across such Holder’s name on Schedule I (the “Transferred Parent Series B Preferred Shares”) and (iii) Intermediate Holdings shall issue to each Holder the number of Intermediate Holdings Preferred Shares set forth across such Holder’s name on Schedule I (the “Share Exchange”). On or promptly following the Share Exchange, but in no event more than three (3) Business Days following the Share Exchange, (i) Parent and Intermediate Holdings shall cause its transfer agent to transfer the Transferred Parent Series B Preferred Shares from Intermediate Holdings to Holder on Parent’s books and records, in book-entry form and (ii) Intermediate Holdings shall issue and deliver the Intermediate Holdings Preferred Shares to in book-entry form, registered in the name of Holder, reflecting the Intermediate Holdings Preferred Shares. Notwithstanding the foregoing, any Parent Series B Preferred Shares or Intermediate Holdings Preferred Shares received by any Holder pursuant to Share Exchange shall be deemed to have been issued or transferred to the relevant Holder and such Holder shall be deemed to be a holder of such Parent Series B Preferred Shares or Intermediate Holdings Preferred Shares as of the close of business on the day of the filing of the documents set forth in Sections 1.4(b)(i)-(iv) of the Master Equity Agreement and the register of stockholders of Parent shall be updated accordingly
3.    Intermediate Holdings Warrant. Subject to the terms of this Agreement, immediately following the filing of the documents set forth in Section 1.4(b)(iii) of the Master Equity Agreement, Intermediate Holdings shall issue to each Holder the Intermediate Holdings Warrant across from such Holder’s name on Schedule I (the “Intermediate Warrant Issuance”). On or promptly following the Intermediate Warrant Issuance, but in no event more than three (3) Business Days following the Intermediate Warrant Issuance, Intermediate Holdings shall cause its transfer agent to register the original issuance of the Intermediate Holdings Warrants on the warrant register for Intermediate Holdings. Notwithstanding the foregoing, the issuance of the Intermediate Holdings Warrants shall be deemed to have been issued to the relevant Holder and such Holder shall be deemed to be the holder of such Intermediate Warrant as of the close of business on the date of the filing of the documents set forth in Section 1.4(b)(iii) of the Master Equity Agreement.
4.    Reorganized Invacare Warrant. Subject to the terms of this Agreement, immediately following the filing of the documents set forth in Section 1.4(b)(v) of the Master Equity Agreement, Reorganized Invacare shall issue to each Holder the Reorganized Invacare Warrant across from such Holder’s name on Schedule I (the “Reorganized Invacare Warrant Issuance”). On or promptly following Reorganized Invacare Warrant Issuance, but in no event more than three (3) Business Days following the Reorganized Invacare Warrant Issuance, Reorganized Invacare shall cause its transfer agent to register the original issuance of the Reorganized Invacare Warrants on the warrant register for Reorganized Invacare. Notwithstanding the foregoing, the issuance of the Reorganized Invacare Warrants shall be deemed to have been issued to the relevant Holder and such Holder shall be deemed to be the holder of such Intermediate Warrant as of the close of business on the date of the filing of the documents set forth in Section 1.4(b)(v) of the Master Equity Agreement.
5.    Defaulting Holder. Notwithstanding the foregoing or anything to the contrary herein in the event that any Holder or any Affiliate of a Holder, does not fund such Person’s Percentage Share of any Third Amendment Delayed Draw pursuant to the terms of the Credit Agreement, then such Holder (any such Holder, a “Defaulting Holder”) shall not be entitled to exchange their Parent Series A Preferred Shares pursuant to Section 2 hereof nor shall such Defaulting Holder receive any Intermediate Holdings Warrant or Reorganized Invacare Warrants pursuant to Section 3 and Section 4 hereof, respectively, and the rights of such Defaulting Holder set forth in this Agreement and the Master Equity Agreement shall be deemed null and void. Furthermore, in the event of a Defaulting Holder, Schedule I hereof shall automatically and without any further action on the part of the parties hereto be deemed amended so that the Intermediate Holdings Warrants and the Reorganized Invacare Warrants issuable to such Defaulting Holder shall be deleted and the percentage of Common Stock Deemed Outstanding issuable to the remaining Holders who are not Defaulting Holders (the “Remaining Holders”) with respect to the Intermediate Holdings Warrants and Reorganized Invacare Warrants shall be adjusted so that the percentage of Common Stock Deemed Outstanding shall with respect such Intermediate Holdings Warrants and Reorganized Invacare Warrants to be issued to such Remaining Holder shall be a percentage equal to (a) the amount of Parent Series A Preferred Shares held by such Remaining Holder divided by the amount of Parent Series A Preferred Shares held by all such Remaining Holders multiplied by (b) 0.49 (or such other number as consented to by the Remaining Holders who hold a majority of the Parent Series A Preferred Shares held by such Remaining Holders).
6.    Representations and Warranties. Parent, Intermediate Holdings and Reorganized Invacare hereby represents and warrants to each Holder as follows as of the Execution Date and as of the CF Transition Date:
(a)    Credit Agreement Representations. The representations and warranties of the Borrowers, the Guarantors or such other Loan Party set forth in the Loan Documents are true and correct in all material respects (except that any representation or warranty which is already qualified as to materiality or by reference to Material Adverse Effect is true and correct in all respects) on and as of such date, with the same effect as if made on and as of such date (other than those representations and warranties that by their terms expressly relate to an earlier date, in which case such representations and warranties were true and correct in all material respects as of such earlier date).
(b)    Master Equity Agreement Representations. The representations and warranties of Parent, Intermediate Holdings and Reorganized Invacare set forth in the Master Equity Agreement are true and correct in all material respects on and as of such date, with the same effect as if made on and as of such date (other than those representations and warranties that by their terms expressly relate to an earlier date, in which case such representations and warranties were true and correct in all material respects as of such earlier date).
(c)    Valid Issuance of Securities. Upon the consummation of the transactions hereunder, the Securities will be duly authorized and validly issued and will be fully paid and non-assessable. All shares issuable upon the exercise of the Intermediate Holdings Warrant and the Reorganized Invacare Warrant shall be, upon issuance, validly issued, fully paid, and non-assessable.
(d)    Capitalization.
i.    Other than (A) that warrant issued to Azurite Management LLC pursuant to that certain Warrant Agreement, dated as of September 15, 2023, by and between Parent and Azurite Management LLC; (B) as set forth in or expressly permitted by that certain Chapter 11 plan of reorganization of Parent and its debtor subsidiaries in the Bankruptcy Case [Docket No. 502], as confirmed by the Bankruptcy Court in its Order Confirming the Debtors’ First Amended Joint Chapter 11 Plan of Invacare Corporation and its Debtor Affiliates (Technical Modifications) [Docket No. 522], including, for the avoidance of doubt, the 16,180,905 shares of common stock, par value $0.001 per share (“Common Stock”) issuable upon the exercise of outstanding restricted stock units and stock options under the Invacare Holdings Corporation 2023 Management Incentive Plan; and (C) the issuance of 10,407,745 shares of Common Stock, of Parent to certain Lenders or their Affiliates pursuant to those certain Common Stock Subscription Agreements, dated as of March 13, 2024: (i) Parent has not issued any capital stock of Parent and there are no outstanding or authorized options, warrants, convertible securities or other rights, agreements, arrangements or commitments of any character relating to the capital stock of Parent or obligating Parent to issue or sell any shares of capital stock of, or any other interest in, Parent, (ii) Parent does not have outstanding or authorized any stock appreciation, phantom stock, profit participation or similar rights, and (iii) there are no voting trusts, stockholder agreements, proxies or other agreements or understandings in effect with respect to the voting or transfer of any of the capital stock of Parent. Furthermore, Parent represents and warrants that since May 5, 2023, Parent has not received any notice to convert any of its outstanding options, warrants, convertible securities or debt, or similar rights into common shares or other capital stock of Parent.
ii.    The authorized capital stock of Intermediate Holdings consists of (i) one hundred shares of Common Stock, par value $0.001 per share, one hundred shares of which are issued and outstanding as of the Effective Date. Other than as contemplated by the Master Equity Agreement, there are no other warrants, preemptive or other rights, options, calls, commitments, conversion privileges, or other agreements (all of the foregoing being collectively referred to as the “Intermediate Holdings Options”) of Intermediate Holdings outstanding on the date hereof and there are no existing Intermediate Holdings Options obligating Intermediate Holdings to issue any or all of its authorized and unissued capital stock, or any Intermediate Holdings Option convertible into and/or exchangeable for capital stock of Intermediate Holdings. Other than any class of capital stock authorized in accordance with the terms of the Master Equity Agreement, Intermediate Holdings has no capital stock of any class authorized or outstanding.
iii.    The authorized capital stock of Reorganized Invacare consists of (i) one hundred shares of Common Stock, no par value per share, one hundred shares of which are issued and outstanding as of the Effective Date. Other than contemplated hereby or by the Master Equity Agreement, there are no other warrants, preemptive or other rights, options, calls, commitments, conversion privileges, or other agreements (all of the foregoing being collectively referred to as the “Reorganized Invacare Options”) of Reorganized Invacare outstanding on the date hereof and there are no existing Reorganized Invacare Options obligating Reorganized Invacare to issue any or all of its authorized and unissued capital stock, or any Reorganized Invacare Option convertible into and/or exchangeable for capital stock of Reorganized Invacare. Other than any class of capital stock authorized in accordance with the terms of the

Master Equity Agreement, Reorganized Invacare has no capital stock of any class authorized or outstanding except as identified herein.
(e)    No Litigation. To the knowledge of Parent, Intermediate Holdings and Reorganized Invacare, as of the date of this Agreement, no action, suit, proceeding is pending against Parent, Intermediate Holdings and Reorganized Invacare with respect to execution and delivery of this Agreement or the consummation of the transactions contemplated hereby.
8.    Representations and Warranties of Holder. Each Holder hereby represents severally and not jointly to Parent, Intermediate Holdings and Reorganized Invacare as follows as of the Execution Date and the CF Transition Date:
a.    Investigation; Accredited Investor. The Securities are being acquired for such Holder’s own account, for investment and not with a view to the distribution or resale thereof. Such Holder understands that the Securities have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), or any state securities or blue sky laws, by reason of their issuance in a transaction exempt from the registration requirements thereunder and may not be resold unless a subsequent disposition thereof is registered thereunder (Parent, Intermediate Holdings and Reorganized Invacare being under no obligation to so register) or is exempt from registration thereunder (and acknowledges that an investment in Securities is highly speculative and involves a high degree of risk of loss of such Holder’s entire investment in Securities and Parent, Intermediate Holdings and Reorganized Invacare have not provided such Holder with any indication of any value of the Securities). Such Holder has access to the same kind of information which would be available in a registration statement filed under the Securities Act. (i) Such Holder is an accredited investor as defined in Rule 501 promulgated by the Securities and Exchange Commission (“SEC”), (ii) none of the “Bad Actor” disqualifying events described in Rule 506(d)(1)(i) to (viii) promulgated under Securities Act are applicable to such Holder, and (iii) such Holder has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the Securities (and is able to bear the risks of an investment in the Securities).
b.    Title to Shares. Such Holder has valid title to the Shares of Parent Series A Preferred Shares set forth across its name on Schedule I, and such shares of Parent Series A Preferred Shares are owned by such Holder free and clear of any security interest, lien or any restriction on transfer (collectively, “Encumbrances”), other than those imposed by the Securities Act or other securities laws, and will be transferred to Intermediate Holdings free of any Encumbrances (other than those imposed by the Securities Act or other securities laws).
c.    Master Equity Agreement. The representations and warranties of such Holder set forth in the Master Equity Agreement are true and correct in all material respects on and as of such date, with the same effect as if made on an as of such date (other than those representations and warranties that by their terms expressly relate to an earlier date, in which case such representations and warranties were true and correct in all material respects as of such earlier date).
d.    No Litigation.  To the knowledge of such Holder, as of the date of this Agreement, no action, suit or proceeding is pending against such Holder with respect to the execution and delivery of this Agreement or the consummation of the transactions contemplated hereby.

9.    Miscellaneous
(a)    Governing Law. This Agreement and all acts and transactions pursuant hereto and the rights and obligations of the parties hereto shall be governed, construed and interpreted in accordance with the laws of the State of Delaware, without giving effect to principles of conflicts of law.
(b)    Notices. All notices and other communications under this Agreement must be in writing and are deemed duly delivered when (a) delivered, if delivered personally or by nationally recognized overnight courier service (costs prepaid), (b) sent by facsimile with confirmation of transmission by the transmitting equipment (or, the first business day following such transmission if the date of transmission is not a business day), or (c) sent by electronic mail with confirmation of delivery; in each case to the addresses, facsimile numbers or electronic mail address and marked to the attention of the individual (by name or title) set forth on the signature pages hereto (or to such other address, facsimile number or individual as a party may designate by notice to the other parties).
(c)    Entire Agreement; Amendment and Waiver. This Agreement constitutes the entire understanding and agreement between the parties hereto with respect to the subject matter hereof, and supersedes all prior agreements and understandings, inducements and conditions, express or implied, oral or written. This Agreement may only be waived or amended in a writing executed by each party hereto. Without limiting the foregoing, any edits to the form of Intermediate Holdings Warrant or the form of Reorganized Invacare Warrant shall require the reasonable approval of Holders holding a majority of the Parent Series A Preferred Shares held by all Holders. No waiver of any provision of this Agreement shall constitute a waiver of any other provision hereof or constitute a similar waiver. In the event of any conflict between the terms of the Master Equity Agreement and the terms hereof, the terms of the Master Equity Agreement shall control.
(d)    Counterparts. This Agreement may be executed in one or more counterparts, each of which when executed shall be deemed to be an original but all of which shall constitute one and the same agreement.
(e)    Severability. In the event that any provision of this Agreement or the application of any provision hereof is declared to be illegal, invalid or otherwise unenforceable by a court of competent jurisdiction, the remainder of this Agreement shall not be affected except to the extent necessary to delete such illegal, invalid or unenforceable provision unless that provision held invalid shall substantially impair the benefits of the remaining portions of this Agreement.
(f)    Further Assurances. The parties hereto shall take all such reasonable and lawful actions which may be necessary or appropriate in order to effectuate the Exchange or the issuance of the Intermediate Holdings Warrants or the Reorganized Invacare Warrants.
(g)    Assignment. No party hereto may assign any of its rights or delegate any of its obligations under this Agreement without the prior written consent of the other parties; provided that, a Holder shall each be permitted to assign its respective rights, interests and obligations (in whole or in part) to any of its Affiliates (as defined in the Credit Agreement) without obtaining any consent; provided that prior written notice is provided to Parent. Any purported assignment or delegation, except as expressly permitted pursuant to this Section 9(g), shall be void and without effect. Subject to the foregoing, this Agreement will apply to, be binding in all respects upon and inure to the benefit of the successors and permitted assigns of the parties.
[The remainder of this page is intentionally blank.]

IN WITNESS WHEREOF, the parties hereto have executed this Exchange Agreement as of the date first above written.
PARENT:

Invacare Holdings Corporation

By:     /s/ Kai Zhu
Name: Kai Zhu
Title: Senior Vice President and Chief Financial Officer

INTERMEDIATE HOLDINGS:

Invacare International Holdings Corp.

By:     /s/ Kai Zhu
Name: Kai Zhu
Title: Senior Vice President and Chief Financial Officer

REORGANIZED INVACARE:

Invacare Corporation

By:     /s/ Kai Zhu
Name: Kai Zhu
Title: Senior Vice President and Chief Financial Officer

IN WITNESS WHEREOF, each party hereto has executed this Agreement as of the day and year first written above.
HOLDER:

DG VALUE PARTNERS, LP

By: DG Capital Management, LLC, its investment manager

By:     /s/ Dov Gertzulin
Name: Dov Gertzulin
Title: Managing Member

IN WITNESS WHEREOF, each party hereto has executed this Agreement as of the day and year first written above.
HOLDER:

DG VALUE PARTNERS II MASTER FUND, LP

By: DG Capital Management, LLC, its investment manager

By:     /s/ Dov Gertzulin
Name: Dov Gertzulin
Title: Managing Member

IN WITNESS WHEREOF, each party hereto has executed this Agreement as of the day and year first written above.
HOLDER:

YAKAR ALTERNATIVES CLAT LLC

By: DG Capital Management, LLC, its investment manager

By:     /s/ Dov Gertzulin
Name: Dov Gertzulin
Title: Managing Member

IN WITNESS WHEREOF, each party hereto has executed this Agreement as of the day and year first written above.
HOLDER:

YAKAR ALTERNATIVES LLC

By: DG Capital Management, LLC, its investment manager

By:     /s/ Dov Gertzulin
Name: Dov Gertzulin
Title: Managing Member

IN WITNESS WHEREOF, each party hereto has executed this Agreement as of the day and year first written above.
HOLDER:

PPG HEDGE FUND HOLDINGS LLC

By: DG Capital Management, LLC, its investment manager

By:     /s/ Dov Gertzulin
Name: Dov Gertzulin
Title: Managing Member

    IN WITNESS WHEREOF, each party hereto has executed this Agreement as of the day and year first written above.

HOLDER:

MACYRC LLC

By: DG Capital Management, LLC, its investment manager

By:     /s/ Dov Gertzulin
Name: Dov Gertzulin
Title: Managing Member

    IN WITNESS WHEREOF, each party hereto has executed this Agreement as of the day and year first written above.

HOLDER:

2016 Alan Shamah Discretionary Trust

By: DG Capital Management, LLC, its investment manager

By:     /s/ Dov Gertzulin
Name: Dov Gertzulin
Title: Managing Member

    IN WITNESS WHEREOF, each party hereto has executed this Agreement as of the day and year first written above.

HOLDER:

THE SAM AND HELENE WIEDER FAMILY TRUST

By: DG Capital Management, LLC, its investment manager

By:     /s/ Dov Gertzulin
Name: Dov Gertzulin
Title: Managing Member

    IN WITNESS WHEREOF, each party hereto has executed this Agreement as of the day and year first written above.

HOLDER:

TITAN EQUITY GROUP LLC

By: DG Capital Management, LLC, its investment manager

By:     /s/ Dov Gertzulin
Name: Dov Gertzulin
Title: Managing Member

    IN WITNESS WHEREOF, each party hereto has executed this Agreement as of the day and year first written above.

HOLDER:

DAVIDSON KEMPNER ARBITRAGE,
EQUITIES AND RELATIVE VALUE LP

By: Davidson Kempner Multi-Strategy GP II LLC, its general manager

By: Davidson Kempner Liquid GP Topco LLC, its managing manager

By:     /s/ Conor Bastable
Name: Conor Bastable
Title: Managing Member

    IN WITNESS WHEREOF, each party hereto has executed this Agreement as of the day and year first written above.

HOLDER:

M.H. DAVIDSON & CO.

By: M.H. Davidson & Co. GP L.L.C., its general partner

By: Davidson Kempner Liquid GP Topco LLC, its managing manager

By:     /s/ Conor Bastable
Name: Conor Bastable
Title: Managing Member

    IN WITNESS WHEREOF, each party hereto has executed this Agreement as of the day and year first written above.

HOLDER:

ENDURANT HEALTH MASTER FUND LP

By: Endurant Capital Management LP, its Investment Manager

By:     /s/ Chris Ronan
Name: Chris Ronan
Title: COO/CFO

    IN WITNESS WHEREOF, each party hereto has executed this Agreement as of the day and year first written above.

HOLDER:

ONE OAK MULTI-STRATEGY MASTER FUND, LTD.

By: Endurant Capital Management LP, its Sub-Advisor

By:     /s/ Chris Ronan
Name: Chris Ronan
Title: COO/CFO

    IN WITNESS WHEREOF, each party hereto has executed this Agreement as of the day and year first written above.

HOLDER:

PM MANANGER FUND, SPC-SEGREGATED
PORTFOLIO 33

By: PAAMCO Prisma, its Advisor

By:     /s/ Vincent Cuticello
Name: Vincent Cuticello
Title: Chief Operating Officer

    IN WITNESS WHEREOF, each party hereto has executed this Agreement as of the day and year first written above.

HOLDER:

SILVERBACK CONVERTIBLE MASTER
FUND LIMITED

By: Silverback Asset Management, LLC, its Investment Manager

By:     /s/ Laura Kleber
Name: Laura Kleber
Title: CCO

    IN WITNESS WHEREOF, each party hereto has executed this Agreement as of the day and year first written above.

HOLDER:

SILVERBACK OPPORTUNISTIC CREDIT
MASTER FUND LIMITED

By: Silverback Asset Management, LLC, its Investment Manager

By:     /s/ Laura Kleber
Name: Laura Kleber
Title: CCO

    IN WITNESS WHEREOF, each party hereto has executed this Agreement as of the day and year first written above.

HOLDER:

KASAD 2, LP

By: Silverback Asset Management, LLC, its Investment Manager

By:     /s/ Laura Kleber
Name: Laura Kleber
Title: CCO

    IN WITNESS WHEREOF, each party hereto has executed this Agreement as of the day and year first written above.

HOLDER:

BLACKWELL PARTNERS LLC-SERIES B

By: Silverback Asset Management, LLC, its Investment Manager

By:     /s/ Laura Kleber
Name: Laura Kleber
Title: CCO

    IN WITNESS WHEREOF, each party hereto has executed this Agreement as of the day and year first written above.

HOLDER:

TENOR OPPORTUNITY MASTER FUND,
LTD.

By:     /s/ Daniel Kochav
Name: Daniel Kochav
                        Title: Director

Schedule I

Exhibit A
Form of Intermediate Holdings Warrant
(see attached)

WARRANT
THIS WARRANT AND THE SECURITIES ISSUABLE UPON EXERCISE OF THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”) OR QUALIFIED UNDER ANY STATE OR FOREIGN SECURITIES LAWS, AND MAY NOT BE OFFERED FOR SALE, SOLD, PLEDGED, HYPOTHECATED, OR OTHERWISE TRANSFERRED OR ASSIGNED UNLESS (I) A REGISTRATION STATEMENT COVERING SUCH SHARES IS EFFECTIVE UNDER THE ACT AND IS QUALIFIED UNDER APPLICABLE STATE AND FOREIGN LAW OR (II) THE TRANSACTION IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS UNDER THE ACT AND THE QUALIFICATION REQUIREMENTS UNDER APPLICABLE STATE AND FOREIGN LAW AND, IF THE CORPORATION REQUESTS, AN OPINION SATISFACTORY TO THE CORPORATION TO SUCH EFFECT HAS BEEN RENDERED BY COUNSEL.
Warrant Certificate No.: [________]
Original Issue Date: [_________]
FOR VALUE RECEIVED, Invacare International Holdings Corp., a Delaware corporation (the “Company”), hereby certifies that [__________], or its registered assigns (the “Holder”) is entitled to purchase from the Company a number of shares of duly authorized, validly issued, fully paid, and nonassessable shares of Common Stock equal to (a) [_________] percent ([_____]%) of the Common Stock Deemed Outstanding on the date of any exercise of this Warrant less (b) the aggregate number of shares of Common Stock previously issued as adjusted from time to time as a result of any partial exercise of this Warrant in accordance with Section 3, at a purchase price per share equal to the Exercise Price (as defined below), all subject to the terms, conditions, and adjustments set forth below in this Warrant. Certain capitalized terms used herein are defined in Section 1 hereof.
1.    Definitions. As used in this Warrant, the following terms have the respective meanings set forth below:
“Aggregate Exercise Price” means an amount equal to the product of (a) the number of Warrant Shares in respect of which this Warrant is then being exercised pursuant to Section 3 hereof, multiplied by (b) the Exercise Price.
“Board” means the board of directors of the Company.
“Business Day” means any day except Saturday, Sunday, or any other day on which commercial banks are authorized to close under the laws of, or are in fact closed in, the state of New York.

“Common Stock” means (i) the common stock, par value $0.001 per share, of the Company, (ii) any capital stock on parity with such common stock with respect to dividends rights and/or distribution rights upon the liquidation, winding-up or dissolution (“Parity”), and (iii) any capital stock into which any such capital stock described in clauses (1) or (ii) above shall have been converted, exchanged, or reclassified following the date hereof, including any capital stock on Parity with respect thereto consistent with the adjustment provision provided in Section 4(a).
“Common Stock Deemed Outstanding” means, at any given time prior to the expiration of this Warrant, the sum of (a) the number of shares of Common Stock actually outstanding at such time, plus (b) the number of shares of Common Stock reserved for issuance at such time under stock option or other equity incentive plans approved by the Board, regardless of whether the shares of Common Stock are actually subject to outstanding Options at such time or whether any outstanding Options are actually exercisable at such time, plus (c) the number of shares of Common Stock issuable upon exercise of any other Options (other than Options described in clause (b) above) actually outstanding at such time, plus (d) the number of shares of Common Stock issuable upon conversion or exchange of Convertible Securities actually outstanding at such time (treating as actually outstanding any Convertible Securities issuable upon exercise of Options actually outstanding at such time), in each case, regardless of whether the Options or Convertible Securities are actually exercisable at such time.
“Company” has the meaning set forth in the preamble.
“Convertible Securities” means any securities (directly or indirectly) convertible into or exchangeable for Common Stock, but excluding Options.
“Exercise Date” means, for any given exercise of this Warrant, the date on which the conditions to such exercise as set forth in Section 3 shall have been satisfied at or prior to 5:00 p.m., New York time, on a Business Day, including, without limitation, the receipt by the Company of the Exercise Agreement, the Warrant, and the Aggregate Exercise Price.
“Exercise Agreement” has the meaning set forth in Section 3(a)(i).
“Exercise Period” has the meaning set forth in Section 2.
“Exercise Price” means $0.01.
“Fair Market Value” of the Common Stock shall be the fair market value per share as determined jointly by the Board and the Holder.
“Holder” has the meaning set forth in the preamble.

“Options” means any warrants or other rights or options to subscribe for or purchase Common Stock or Convertible Securities.
“Original Issue Date” means the date hereof.
“Person” means any individual, sole proprietorship, partnership, limited liability company, corporation, joint venture, trust, incorporated organization, or government or department or agency thereof.
“Transfer Agent” shall mean the then Transfer Agent for the Common Stock, which shall initially be [_______].
“Warrant” means this Warrant and all warrants issued upon division or combination of, or in substitution for, this Warrant.
“Warrant Shares” means the shares of Common Stock or other capital stock of the Company then purchasable upon exercise of this Warrant in accordance with the terms of this Warrant.
2.    Term of Warrant. Subject to the terms and conditions hereof, at any time or from time to time after the date hereof and prior to 5:00 p.m., New York time, on the 2nd anniversary of the date hereof or, if such day is not a Business Day, on the next preceding Business Day (the “Exercise Period”), the Holder of this Warrant may exercise this Warrant for all or any part of the Warrant Shares purchasable hereunder (subject to adjustment as provided herein).
3.    Exercise of Warrant.
(a)    Exercise Procedure. This Warrant may be exercised from time to time on any Business Day during the Exercise Period, for all or any part of the unexercised Warrant Shares, upon:
(i)    an Exercise Agreement in the form attached hereto as Exhibit A (each, an “Exercise Agreement”), duly completed (including specifying the number of Warrant Shares to be purchased) and executed; and
(ii)    payment to the Company of the Aggregate Exercise Price in accordance with Section 3(b).
(b)    Payment of the Aggregate Exercise Price. Payment of the Aggregate Exercise Price shall be made, at the option of the Holder as expressed in the Exercise Agreement, by delivery to the Company of a certified or official bank check payable to the order of the Company or by wire transfer of immediately available funds to an account designated in writing by the Company, in the amount of such Aggregate Exercise Price.

(c)    Delivery of Warrant Shares. Upon receipt by the Company of the Exercise Agreement, surrender of this Warrant, and payment of the Aggregate Exercise Price (in accordance with Section 3(a) hereof), the Company shall, as promptly as practicable, and in any event within two (2) Business Days thereafter, cause the Transfer Agent to issue in book-entry form on the Warrant Register maintained by the Transfer Agent for such purpose, the Warrant Shares, the Warrant Shares issuable upon such exercise, together with cash in lieu of any fraction of a share, as provided in Section 3(d) hereof. The Warrant Shares so delivered shall be, to the extent possible, in such denomination or denominations as the exercising Holder shall reasonably request in the Exercise Agreement and shall be registered in the name of the Holder or, subject to compliance with Section 7 below, such other Person's name as shall be designated in the Exercise Agreement. This Warrant shall be deemed to have been exercised and such Warrant Shares shall be deemed to have been issued, and the Holder or any other Person so designated to be named therein shall be deemed to have become a holder of record of such Warrant Shares for all purposes, as of the Exercise Date.
(d)    Fractional Shares. The Company shall not be required to issue a fractional Warrant Share upon exercise of any Warrant.
(e)    Valid Issuance of Warrant and Warrant Shares; Payment of Taxes. With respect to the exercise of this warrant, the Company hereby represents, covenants, and agrees:
(i)    This Warrant is, and any Warrant issued in substitution for or replacement of this Warrant shall be, upon issuance, duly authorized and validly issued.
(ii)    All Warrant Shares issuable upon the exercise of this Warrant pursuant to the terms hereof shall be, upon issuance, and the Company shall take all such actions as may be necessary or appropriate in order that such Warrant Shares are, validly issued, fully paid, and non-assessable, issued without violation of any preemptive or similar rights of any stockholder of the Company and free and clear of all taxes, liens, and charges.
(iii)    The Company shall take all such actions as may be necessary to ensure that all such Warrant Shares are issued without violation by the Company of any applicable law or governmental regulation or any requirements of any national securities exchange upon which shares of Common Stock or other securities constituting Warrant Shares may be listed at the time of such exercise (except for official notice of issuance which shall be immediately delivered by the Company upon each such issuance).
(iv)    At all times that (a) this Warrant is outstanding and (b) the Common Stock or other securities constituting Warrant Shares are quoted on or listed for trading on a national securities exchange and registered under the Securities Exchange Act of 1934, as amended, the Company shall use its commercially reasonable efforts to cause the Warrant Shares, upon exercise of this Warrant, to be listed on any such national securities exchange upon which shares of Common Stock or other securities constituting Warrant Shares are listed.
(v)    The Company shall pay all expenses in connection with, and all taxes and other governmental charges that may be imposed with respect to, the issuance or delivery of Warrant Shares upon exercise of this Warrant; provided, that the Company shall not be required to pay any tax or governmental charge that may be imposed with respect to any applicable withholding or the issuance or delivery of the Warrant Shares to any Person other than the Holder, and no such issuance or delivery shall be made unless and until the Person requesting such issuance has paid to the Company the amount of any such tax, or has established to the satisfaction of the Company that such tax has been paid.
(f)    Conditional Exercise. Notwithstanding any other provision hereof, if an exercise of any portion of this Warrant is to be made in connection with a public offering or a sale of the Company (pursuant to a merger, sale of stock, or otherwise), such exercise may at the election of the Holder be conditioned upon the consummation of such transaction, in which case such exercise shall not be deemed to be effective until immediately prior to the consummation of such transaction.
(g)    Reservation of Shares. During the Exercise Period, the Company shall at all times reserve and keep available out of its authorized but unissued Common Stock or other securities constituting Warrant Shares, solely for the purpose of issuance upon the exercise of this Warrant, the maximum number of Warrant Shares issuable upon the exercise of this Warrant, and the par value per Warrant Share shall at all times be less than or equal to the applicable Exercise Price. The Company shall not increase the par value of any Warrant Shares receivable upon the exercise of this Warrant above the Exercise Price then in effect, and shall take all such actions as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable shares of Common Stock upon the exercise of this Warrant.
4.    Effect of Certain Events on Warrant Shares.
(a)    Adjustment to Warrant Shares Upon Reorganization, Reclassification, Consolidation, or Merger. In the event of any (i) capital reorganization of the Company, (ii) reclassification of the stock of the Company (other than a change in par value or from par value to no par value or from no par value to par value or as a result of a stock dividend or subdivision, split-up, or combination of shares), (iii) consolidation or merger of the Company with or into another Person, (iv) sale of all or substantially all of the Company's assets to another Person or (v) other similar transaction, in each case which entitles the holders of Common Stock to receive (either directly or upon subsequent liquidation) stock, securities, or assets with respect to or in exchange for Common Stock, each Warrant shall, immediately after such reorganization, reclassification, consolidation, merger, sale, or similar transaction, remain outstanding and shall thereafter, in lieu of or in addition to (as the case may be) the number of Warrant Shares then exercisable under this Warrant, be exercisable for the kind and number of shares of stock or other securities or assets of the Company or of the successor Person resulting from such transaction to which the Holder would have been entitled upon such reorganization, reclassification, consolidation, merger, sale, or similar transaction if the Holder had exercised this Warrant in full immediately prior to the time of such reorganization, reclassification, consolidation, merger, sale, or similar transaction and acquired the applicable number of Warrant Shares then issuable hereunder as a result of such exercise (without taking into account any limitations or restrictions on the exercisability of this Warrant); and, in such case, appropriate adjustment (in form and substance satisfactory to the Holder) shall be made with respect to the Holder's rights under this Warrant to insure that the provisions of this Warrant shall thereafter be applicable, as nearly as possible, to any shares of stock, securities, or assets thereafter acquirable upon exercise of this Warrant. The provisions of this Section 4(a) shall similarly apply to successive reorganizations, reclassifications, consolidations, mergers, sales, or similar transactions. The Company shall not effect any such reorganization, reclassification, consolidation, merger, sale, or similar transaction unless, prior to the consummation thereof, the successor Person (if other than the Company) resulting from such reorganization, reclassification, consolidation, merger, sale, or similar transaction, shall assume, by written instrument substantially similar in form and substance to this Warrant and satisfactory to the Holder, the obligation to deliver to the Holder such shares of stock, securities, or assets which, in accordance with the foregoing provisions, such Holder shall be entitled to receive upon exercise of this Warrant. Notwithstanding anything to the contrary contained herein, with respect to any corporate event or other transaction contemplated by the provisions of this Section 4(a), the Holder shall have the right to elect prior to the consummation of such event or transaction, to give effect to the exercise rights contained in Section 2 instead of giving effect to the provisions contained in this Section 4(a) with respect to this Warrant.
(b)    Dividends and Distributions. Subject to the provisions of Section 4(a), as applicable, if the Company shall, at any time or from time to time after the Original Issue Date, make or declare, or fix a record date for the determination of holders of Common Stock entitled to receive, a dividend or any other distribution payable in securities of the Company (other than a dividend or distribution of shares of Common Stock, Options, or Convertible Securities in respect of outstanding shares of Common Stock), cash or other property, then, and in each such event, provision shall be made so that the Holder shall receive upon exercise of the Warrant, in addition to the number of Warrant Shares receivable thereupon, the kind and amount of securities of the Company, cash, or other property which the Holder would have been entitled to receive had the Warrant been exercised in full into Warrant Shares on the date of such event and had the Holder thereafter, during the period from the date of such event to and including the Exercise Date, retained such securities, cash, or other property receivable by them as aforesaid during such period, giving application to all adjustments called for during such period under this Section 4(b) with respect to the rights of the Holder; provided, that no such provision shall be made if the Holder receives, simultaneously with the distribution to the holders of Common Stock, a dividend or other distribution of such securities, cash, or other property in an amount equal to the amount of such securities, cash, or other property as the Holder would have received if the Warrant had been exercised in full into Warrant Shares on the date of such event.
(c)    Certificate as to Adjustment.
(i)    As promptly as reasonably practicable following any adjustment of the kind and number of Warrant Shares pursuant to the provisions of Section 4(a), but in any event not later than ten (10) Business Days thereafter, the Company shall furnish to the Holder a certificate of an executive officer setting forth in reasonable detail such adjustment and the facts upon which it is based and certifying the calculation thereof.
(ii)    As promptly as reasonably practicable following the receipt by the Company of a written request by the Holder, but in any event not later than ten (10) Business Days thereafter, the Company shall furnish to the Holder a certificate of an executive officer certifying the amount of Warrant Shares or the amount, if any, of other shares of stock, securities, or assets then issuable upon exercise of the Warrant.
(d)    Notices. In the event:
(i)    that the Company shall take a record of the holders of its Common Stock (or other capital stock or securities at the time issuable upon exercise of the Warrant) for the purpose of entitling or enabling them to receive any dividend or other distribution, to vote at a meeting (or by written consent), to receive any right to subscribe for or purchase any shares of capital stock of any class or any other securities, or to receive any other security; or
(ii)    of any capital reorganization of the Company, any reclassification of the Common Stock of the Company, any consolidation or merger of the Company with or into another Person, or sale of all or substantially all of the Company's assets to another Person; or
(iii)    of the voluntary or involuntary dissolution, liquidation, or winding-up of the Company;

then, and in each such case, the Company shall send or cause to be sent to the Holder at least five (5) days prior to the applicable record date or the applicable expected effective date, as the case may be, for the event, a written notice specifying, as the case may be, (A) the record date for such dividend, distribution, meeting, or consent or other right or action, and a description of such dividend, distribution, or other right or action to be taken at such meeting or by written consent, or (B) the effective date on which such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation, or winding-up is proposed to take place, and the date, if any is to be fixed, as of which the books of the Company shall close or a record shall be taken with respect to which the holders of record of Common Stock (or such other capital stock or securities at the time issuable upon exercise of the Warrant) shall be entitled to exchange their shares of Common Stock (or such other capital stock or securities) for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation, or winding-up, and the amount per share and character of such exchange applicable to the Warrant and the Warrant Shares.
5.    Purchase Rights. In addition to any adjustments pursuant to Section 4(a) above, if at any time the Company grants, issues, or sells any shares of Common Stock, Options, Convertible Securities, or rights to purchase stock, warrants, securities, or other property pro rata to the record holders of Common Stock (the “Purchase Rights”), then the Holder shall be entitled to acquire, upon the terms applicable to such Purchase Rights, the aggregate Purchase Rights which the Holder would have acquired if the Holder had held the number of Warrant Shares acquirable upon complete exercise of this Warrant immediately before the date on which a record is taken for the grant, issuance, or sale of such Purchase Rights, or, if no such record is taken, the date as of which the record holders of Common Stock are to be determined for the grant, issue, or sale of such Purchase Rights.
6.    [Intentionally Omitted].
7.    Transfer of Warrant. Subject to the transfer conditions referred to in the legend endorsed hereon and the terms and conditions of this Warrant, this Warrant and all rights hereunder are transferable, in whole or in part, by the Holder without charge to the Holder, upon surrender of this Warrant to the Company at its then principal executive offices with a properly completed and duly executed Assignment in the form attached hereto as Exhibit B, together with funds sufficient to pay any transfer taxes described in Section 3(f)(v) in connection with the making of such transfer. Upon such compliance, surrender, and delivery and, if required, such payment, the Company shall execute and deliver a new Warrant or Warrants (in book-entry form) in the name of the assignee or assignees and in the denominations specified in such instrument of assignment, and shall issue to the assignor a new Warrant evidencing the portion of this Warrant, if any, not so assigned and this Warrant shall promptly be cancelled.
8.    Holder Not Deemed a Stockholder; Limitations on Liability. Except as otherwise specifically provided herein (including Section 4(b)), prior to the issuance to the Holder of the Warrant Shares to which the Holder is then entitled to receive upon the due exercise of this

Warrant, the Holder shall not be entitled to vote or receive dividends or be deemed the holder of shares of capital stock of the Company for any purpose, nor shall anything contained in this Warrant be construed to confer upon the Holder, as such, any of the rights of a stockholder of the Company or any right to vote, give, or withhold consent to any corporate action (whether any reorganization, issue of stock, reclassification of stock, consolidation, merger, conveyance, or otherwise), receive notice of meetings, receive dividends or subscription rights, or otherwise. In addition, nothing contained in this Warrant shall be construed as imposing any liabilities on the Holder to purchase any securities (upon exercise of this Warrant or otherwise) or as a stockholder of the Company, whether such liabilities are asserted by the Company or by creditors of the Company. Notwithstanding this Section 8, the Company shall provide the Holder with copies of the same notices and other information given to the stockholders of Company or the stockholders of the Company’s affiliate, Invacare Holdings Corporation, contemporaneously with the giving thereof to such stockholders.
9.    Division and Combination. Subject to compliance with the applicable provisions of this Warrant as to any transfer or other assignment which may be involved in such division or combination, this Warrant may be divided or, following any such division of this Warrant, subsequently combined with other Warrants, upon the surrender of this Warrant or Warrants to the Company at its then principal executive offices, together with a written notice specifying the names and denominations in which new Warrants are to be issued, signed by the respective Holders or their agents or attorneys. Subject to compliance with the applicable provisions of this Warrant as to any transfer or assignment which may be involved in such division or combination, the Company shall at its own expense execute and deliver a new Warrant or Warrants in exchange for the Warrant or Warrants so surrendered in accordance with such notice. Such new Warrant or Warrants shall be of like tenor to the surrendered Warrant or Warrants and shall be exercisable in the aggregate for an equivalent number of Warrant Shares as the Warrant or Warrants so surrendered in accordance with such notice.
10.    No Impairment. The Company shall not, by amendment of its Certificate of Incorporation or Bylaws, or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities, or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed by it hereunder, but shall at all times in good faith assist in the carrying out of all the provisions of this Warrant and in the taking of all such action as may reasonably be requested by the Holder in order to protect the exercise rights of the Holder against dilution or other impairment, consistent with the tenor and purpose of this Warrant.
11.    Compliance with the Securities Act.
(a)    Agreement to Comply with the Securities Act; Legend. The Holder, by acceptance of this Warrant, agrees to comply in all respects with the provisions of this Section 11 and the restrictive legend requirements set forth on the face of this Warrant and further agrees that such Holder shall not offer, sell, or otherwise dispose of this Warrant or any Warrant Shares to be issued upon exercise hereof except under circumstances that will not result in a violation of the Securities Act of 1933, as amended (the “Securities Act”). This Warrant and all Warrant Shares issued upon exercise of this Warrant (unless registered under the Securities Act) shall be stamped or imprinted with a legend in substantially the following form:
“THIS WARRANT AND THE SECURITIES ISSUABLE UPON EXERCISE OF THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR QUALIFIED UNDER ANY STATE OR FOREIGN SECURITIES LAWS, AND MAY NOT BE OFFERED FOR SALE, SOLD, PLEDGED, HYPOTHECATED, OR OTHERWISE TRANSFERRED OR ASSIGNED UNLESS (I) A REGISTRATION STATEMENT COVERING SUCH SHARES IS EFFECTIVE UNDER THE ACT AND IS QUALIFIED UNDER APPLICABLE STATE AND FOREIGN LAW OR (II) THE TRANSACTION IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS UNDER THE ACT AND THE QUALIFICATION REQUIREMENTS UNDER APPLICABLE STATE AND FOREIGN LAW AND, IF THE CORPORATION REASONABLY REQUESTS, AN OPINION REASONABLY SATISFACTORY TO THE CORPORATION TO SUCH EFFECT HAS BEEN RENDERED BY COUNSEL.”
(b)    Representations of the Holder. In connection with the issuance of this Warrant, the Holder specifically represents, as of the date hereof, to the Company by acceptance of this Warrant as follows:
(i)    The Holder is an “accredited investor” as defined in Rule 501 of Regulation D promulgated under the Securities Act. The Holder is acquiring this Warrant and the Warrant Shares to be issued upon exercise hereof for investment for its own account and not with a view towards, or for resale in connection with, the public sale or distribution of this Warrant or the Warrant Shares, except pursuant to sales registered or exempted under the Securities Act.
(ii)    The Holder understands and acknowledges that this Warrant and the Warrant Shares to be issued upon exercise hereof are “restricted securities” under the federal securities laws inasmuch as they are being acquired from the Company in a transaction not involving a public offering and that, under such laws and applicable regulations, such securities may be resold without registration under the Securities Act only in certain limited circumstances. In addition, the Holder represents that it is familiar with Rule 144 under the Securities Act, as presently in effect, and understands the resale limitations imposed thereby and by the Securities Act.
(iii)    The Holder acknowledges that it can bear the economic and financial risk of its investment for an indefinite period, and has such knowledge and experience in financial or business matters that it is capable of evaluating the merits and risks of the investment in the Warrant and the Warrant Shares. The Holder has had an opportunity to ask questions and receive answers from the Company regarding the terms and conditions of the offering of the Warrant and the business, properties, prospects, and financial condition of the Company.
12.    Warrant Register. The Transfer Agent shall keep, at an office designated for such purpose, books (the “Warrant Register”) in which, subject to such reasonable regulations as it may prescribe, it shall register the original issuance of the Warrant and any assignment, division, combination, or other transfer of the Warrant. The Company and the Transfer Agent may deem and treat the Person in whose name the Warrant is registered on such Warrant Register as the Holder thereof for all purposes, and the Company shall not be affected by any notice to the contrary, except any assignment, division, combination, or other transfer of the Warrant effected in accordance with the provisions of this Warrant.1
13.    Notices. All notices, requests, consents, claims, demands, waivers, and other communications hereunder shall be in writing and shall be deemed to have been given: (a) when delivered by hand (with written confirmation of receipt); (b) when received by the addressee if sent by a nationally recognized overnight courier (receipt requested); (c) on the date sent by facsimile or email of a PDF document (with confirmation of transmission) if sent during normal business hours of the recipient, and on the next Business Day if sent after normal business hours of the recipient; or (d) on the third (3rd) day after the date mailed, by certified or registered mail, return receipt requested, postage prepaid. Such communications must be sent to the Company parties at the addresses indicated in that certain Loan and Security Agreement dated as of May 5, 2023, among the borrowers from time to time party thereto, the guarantors from time to time party thereto, the lenders from time to time party thereto and White Oak Commercial Finance, LLC, as Administrative Agent and Collateral Agent (as amended, restated, amended and restated, supplemented or otherwise modified from time to time), and the address for the Holder set forth on the signature page hereto, or at such other address for a party as shall be specified in a notice given in accordance with this Section 13.
14.    Cumulative Remedies. Except to the extent expressly provided in Section 8 to the contrary, the rights and remedies provided in this Warrant are cumulative and are not exclusive of, and are in addition to and not in substitution for, any other rights or remedies available at law, in equity, or otherwise.
15.    Equitable Relief. Each of the Company and the Holder acknowledges that a breach or threatened breach by such party of any of its obligations under this Warrant would give rise to irreparable harm to the other party hereto for which monetary damages would not be an adequate remedy and hereby agrees that in the event of a breach or a threatened breach by such party of any such obligations, the other party hereto shall, in addition to any and all other rights and remedies that may be available to it in respect of such breach, be entitled to equitable relief,
1 Note to Draft: Subject to review by the Transfer Agent.

including a restraining order, an injunction, specific performance, and any other relief that may be available from a court of competent jurisdiction.
16.    Entire Agreement. This Warrant constitutes the sole and entire agreement of the parties to this Warrant with respect to the subject matter contained herein, and supersedes all prior and contemporaneous understandings and agreements, both written and oral, with respect to such subject matter.
17.    Successor and Assigns. This Warrant and the rights evidenced hereby shall be binding upon and shall inure to the benefit of the parties hereto and the successors of the Company and the successors and permitted assigns of the Holder. Such successors and/or permitted assigns of the Holder shall be deemed to be a Holder for all purposes hereunder.
18.    No Third-Party Beneficiaries. This Warrant is for the sole benefit of the Company and the Holder and their respective successors and, in the case of the Holder, permitted assigns and nothing herein, express or implied, is intended to or shall confer upon any other Person any legal or equitable right, benefit, or remedy of any nature whatsoever, under or by reason of this Warrant.
19.    Headings. The headings in this Warrant are for reference only and shall not affect the interpretation of this Warrant.
20.    Amendment and Modification; Waiver. This Warrant is one of a series of warrants issued by the Company on the date hereof (the “International Holdings Warrants”).  The provisions of this Warrant may be amended and the Company may take any action herein prohibited, or omit to perform any act herein required to be performed by it, only if the Company has obtained the written consent of either (a) the Holder of this Warrant or (b) the holders of International Holdings Warrants representing at least 50% of the Warrant Shares to be issued, cumulatively, upon the exercise of all the International Holdings Warrants; provided that no such action may increase the Exercise Price of this Warrant or decrease the number of shares or class of stock to be issued upon exercise of this Warrant without the written consent of the Holder of this Warrant. No waiver by the Company or the Holder of any of the provisions hereof shall be effective unless explicitly set forth in writing and signed by the party so waiving. No waiver by any party shall operate or be construed as a waiver in respect of any failure, breach, or default not expressly identified by such written waiver, whether of a similar or different character, and whether occurring before or after that waiver. No failure to exercise, or delay in exercising, any rights, remedy, power, or privilege arising from this Warrant shall operate or be construed as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power, or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power, or privilege.
21.    Severability. If any term or provision of this Warrant is invalid, illegal, or unenforceable in any jurisdiction, such invalidity, illegality, or unenforceability shall not affect any other term or provision of this Warrant or invalidate or render unenforceable such term or provision in any other jurisdiction.
22.    Governing Law and Submission to Jurisdiction. This Warrant shall be governed by and construed in accordance with the internal laws of the State of Delaware without giving effect to any choice or conflict of law provision or rule (whether of the State of Delaware or any other jurisdiction) that would cause the application of laws of any jurisdiction other than those of the State of Delaware. Each party hereto irrevocably and unconditionally (i) agrees that any suit, action or other legal proceeding arising out of this Warrant may be brought in the United States District Court for the District of Delaware or, if such court does not have jurisdiction or will not accept jurisdiction, in any court of general jurisdiction in Delaware; (ii) consents to the jurisdiction of any such court in any such suit, action or proceeding; and (iii) waives any objection which such party may have to the laying of venue of any such suit, action or proceeding in any such court.
23.    Waiver of Jury Trial. Each party acknowledges and agrees that any controversy which may arise under this Warrant is likely to involve complicated and difficult issues and, therefore, each such party irrevocably and unconditionally waives any right it may have to a trial by jury in respect of any legal action arising out of or relating to this Warrant or the transactions contemplated hereby.
24.    Counterparts. This Warrant may be executed in counterparts, each of which shall be deemed an original, but all of which together shall be deemed to be one and the same agreement. A signed copy of this Warrant delivered by facsimile, e-mail, or other means of electronic transmission shall be deemed to have the same legal effect as delivery of an original signed copy of this Warrant.
25.    No Strict Construction. This Warrant shall be construed without regard to any presumption or rule requiring construction or interpretation against the party drafting an instrument or causing any instrument to be drafted.
[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the Company has duly executed this Warrant on the Original Issue Date.

INVACARE INTERNATIONAL HOLDINGS CORP.
By: __________________________ Name:__________________________ Title: _________________________

Accepted and agreed,
[______________]
By: __________________________ Name:__________________________ Title: _________________________ Address:________________________

 EXHIBIT A

EXERCISE AGREEMENT

Invacare International Holdings Corp
[Address]

[Date]
Reference is hereby made to that certain Warrant, dated as of [______], 2024, by and between Invacare International Holdings Corp., a Delaware corporation the “Company”) and [______] (as amended, restated, supplemented or otherwise modified from time to time, the “Warrant”). Capitalized terms used but not otherwise defined herein having the meanings set forth in the Warrant.
The undersigned hereby agrees to subscribe to purchase from the Company a number of shares of Common Stock equal to percent ([_____]%) of the Common Stock Deemed Outstanding, which as of the date hereof equals [______] shares of Common Stock, and makes payment herewith in full therefor at a purchase price per share equal to the Exercise Price.
The undersigned hereby elects to pay the Aggregate Exercise Price by one or more of the following methods (check all that apply):
__    Certified or official bank check payable to the order of the Company (enclosed herewith) (specify amount: $_______________)
__    Wire transfer of immediately available funds to an account designated by the Company (specify amount: $________________)
The undersigned hereby represents, as of the date hereof, to the Company as follows:
i.    The undersigned is an “accredited investor” as defined in Rule 501 of Regulation D promulgated under the Securities Act. The undersigned is acquiring the Warrant Shares to be issued upon exercise hereof for investment for its own account and not with a view towards, or for resale in connection with, the public sale or distribution of the Warrant Shares, except pursuant to sales registered or exempted under the Securities Act.
ii.    The undersigned understands and acknowledges that the Warrant Shares to be issued upon exercise hereof are “restricted securities” under the federal securities laws inasmuch as they are being acquired from the Company in a transaction not involving a public offering and that, under such laws and applicable regulations, such securities may be resold without registration under the Securities Act only in certain limited circumstances. In addition, the undersigned represents that it is familiar with Rule 144 under the Securities Act, as presently in effect, and understands the resale limitations imposed thereby and by the Securities Act.
iii.    The undersigned acknowledges that it can bear the economic and financial risk of its investment for an indefinite period, and has such knowledge and experience in financial or business matters that it is capable of evaluating the merits and risks of the investment in the Warrant Shares. The undersigned has had an opportunity to ask questions and receive answers from the Company regarding the terms and conditions of the offering of the Warrant and the business, properties, prospects, and financial condition of the Company.
[Signature Pages to Follow]

[HOLDER]

By: __________________________
Name:__________________________
Title: _________________________
Address:

INVACARE INTERNATIONAL HOLDINGS CORP.

By: __________________________
Name:__________________________
Title: _________________________

EXHIBIT B

ASSIGNMENT

Reference is hereby made to that certain Warrant, dated as of [______], 2024, by and between Invacare International Holdings Corp., a Delaware corporation the “Company”) and [______] (as amended, restated, supplemented or otherwise modified from time to time, the “Warrant”). Capitalized terms used but not otherwise defined herein having the meanings set forth in the Warrant.
FOR VALUE RECEIVED,                                                            hereby sells, assigns and transfers all of the rights of the undersigned under the Warrant, unto:

Names of Assignee	Address

Dated:	Signature

Exhibit B
Form of Reorganized Invacare Warrant
(see attached)

WARRANT
THIS WARRANT AND THE SECURITIES ISSUABLE UPON EXERCISE OF THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”) OR QUALIFIED UNDER ANY STATE OR FOREIGN SECURITIES LAWS, AND MAY NOT BE OFFERED FOR SALE, SOLD, PLEDGED, HYPOTHECATED, OR OTHERWISE TRANSFERRED OR ASSIGNED UNLESS (I) A REGISTRATION STATEMENT COVERING SUCH SHARES IS EFFECTIVE UNDER THE ACT AND IS QUALIFIED UNDER APPLICABLE STATE AND FOREIGN LAW OR (II) THE TRANSACTION IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS UNDER THE ACT AND THE QUALIFICATION REQUIREMENTS UNDER APPLICABLE STATE AND FOREIGN LAW AND, IF THE CORPORATION REQUESTS, AN OPINION SATISFACTORY TO THE CORPORATION TO SUCH EFFECT HAS BEEN RENDERED BY COUNSEL.
Warrant Certificate No.: [________]
Original Issue Date: [_________]
FOR VALUE RECEIVED, Invacare Corporation, an Ohio corporation (the “Company”), hereby certifies that [__________], or its registered assigns (the “Holder”) is entitled to purchase from the Company a number of shares of duly authorized, validly issued, fully paid, and nonassessable shares of Common Stock equal to (a) [_________] percent ([_____]%) of the Common Stock Deemed Outstanding on the date of any exercise of this Warrant less (b) the aggregate number of shares of Common Stock previously issued as adjusted from time to time as a result of any partial exercise of this Warrant in accordance with Section 3, at a purchase price per share equal to the Exercise Price (as defined below), all subject to the terms, conditions, and adjustments set forth below in this Warrant. Certain capitalized terms used herein are defined in Section 1 hereof.
26.    Definitions. As used in this Warrant, the following terms have the respective meanings set forth below:
“Aggregate Exercise Price” means an amount equal to the product of (a) the number of Warrant Shares in respect of which this Warrant is then being exercised pursuant to Section 3 hereof, multiplied by (b) the Exercise Price.
“Board” means the board of directors of the Company.
“Business Day” means any day except Saturday, Sunday, or any other day on which commercial banks are authorized to close under the laws of, or are in fact closed in, the state of New York.
“Common Stock” means (i) the common stock, par value $0.001 per share, of the Company, (ii) any capital stock on parity with such common stock with respect to dividends rights and/or distribution rights upon the liquidation, winding-up or dissolution (“Parity”), and (iii) any capital stock into which any such capital stock described in clauses (1) or (ii) above shall have been converted, exchanged, or reclassified following the date hereof, including any capital stock on Parity with respect thereto consistent with the adjustment provision provided in Section 4(a).
“Common Stock Deemed Outstanding” means, at any given time prior to the expiration of this Warrant, the sum of (a) the number of shares of Common Stock actually outstanding at such time, plus (b) the number of shares of Common Stock reserved for issuance at such time under stock option or other equity incentive plans approved by the Board, regardless of whether the shares of Common Stock are actually subject to outstanding Options at such time or whether any outstanding Options are actually exercisable at such time, plus (c) the number of shares of Common Stock issuable upon exercise of any other Options (other than Options described in clause (b) above) actually outstanding at such time, plus (d) the number of shares of Common Stock issuable upon conversion or exchange of Convertible Securities actually outstanding at such time (treating as actually outstanding any Convertible Securities issuable upon exercise of Options actually outstanding at such time), in each case, regardless of whether the Options or Convertible Securities are actually exercisable at such time.
“Company” has the meaning set forth in the preamble.
“Convertible Securities” means any securities (directly or indirectly) convertible into or exchangeable for Common Stock, but excluding Options.
“Exercise Date” means, for any given exercise of this Warrant, the date on which the conditions to such exercise as set forth in Section 3 shall have been satisfied at or prior to 5:00 p.m., New York time, on a Business Day, including, without limitation, the receipt by the Company of the Exercise Agreement, the Warrant, and the Aggregate Exercise Price.
“Exercise Agreement” has the meaning set forth in Section 3(a)(i).
“Exercise Period” has the meaning set forth in Section 2.
“Exercise Price” means $0.01.
“Fair Market Value” of the Common Stock shall be the fair market value per share as determined jointly by the Board and the Holder.
“Holder” has the meaning set forth in the preamble.
“Options” means any warrants or other rights or options to subscribe for or purchase Common Stock or Convertible Securities.
“Original Issue Date” means the date hereof.

“Person” means any individual, sole proprietorship, partnership, limited liability company, corporation, joint venture, trust, incorporated organization, or government or department or agency thereof.
“Transfer Agent” shall mean the then Transfer Agent for the Common Stock, which shall initially be [_______].
“Warrant” means this Warrant and all warrants issued upon division or combination of, or in substitution for, this Warrant.
“Warrant Shares” means the shares of Common Stock or other capital stock of the Company then purchasable upon exercise of this Warrant in accordance with the terms of this Warrant.
27.    Term of Warrant. Subject to the terms and conditions hereof, at any time or from time to time after the date hereof and prior to 5:00 p.m., New York time, on the 2nd anniversary of the date hereof or, if such day is not a Business Day, on the next preceding Business Day (the “Exercise Period”), the Holder of this Warrant may exercise this Warrant for all or any part of the Warrant Shares purchasable hereunder (subject to adjustment as provided herein).
28.    Exercise of Warrant.
(a)    Exercise Procedure. This Warrant may be exercised from time to time on any Business Day during the Exercise Period, for all or any part of the unexercised Warrant Shares, upon:
(i)    an Exercise Agreement in the form attached hereto as Exhibit A (each, an “Exercise Agreement”), duly completed (including specifying the number of Warrant Shares to be purchased) and executed; and
(ii)    payment to the Company of the Aggregate Exercise Price in accordance with Section 3(b).
(b)    Payment of the Aggregate Exercise Price. Payment of the Aggregate Exercise Price shall be made, at the option of the Holder as expressed in the Exercise Agreement, by delivery to the Company of a certified or official bank check payable to the order of the Company or by wire transfer of immediately available funds to an account designated in writing by the Company, in the amount of such Aggregate Exercise Price.
(c)    Delivery of Warrant Shares. Upon receipt by the Company of the Exercise Agreement, surrender of this Warrant, and payment of the Aggregate Exercise Price (in accordance with Section 3(a) hereof), the Company shall, as promptly as practicable, and in any event within two (2) Business Days thereafter, cause the Transfer Agent to issue in book-entry form on the Warrant Register maintained by the Transfer Agent for such purpose, the Warrant Shares, the Warrant Shares issuable upon such exercise, together with cash in lieu of any fraction of a share, as provided in Section 3(d) hereof. The Warrant Shares so delivered shall be, to the extent possible, in such denomination or denominations as the exercising Holder shall reasonably request in the Exercise Agreement and shall be registered in the name of the Holder or, subject to compliance with Section 7 below, such other Person's name as shall be designated in the Exercise Agreement. This Warrant shall be deemed to have been exercised and such Warrant Shares shall be deemed to have been issued, and the Holder or any other Person so designated to be named therein shall be deemed to have become a holder of record of such Warrant Shares for all purposes, as of the Exercise Date.
(d)    Fractional Shares. The Company shall not be required to issue a fractional Warrant Share upon exercise of any Warrant.
(e)    Valid Issuance of Warrant and Warrant Shares; Payment of Taxes. With respect to the exercise of this warrant, the Company hereby represents, covenants, and agrees:
(i)    This Warrant is, and any Warrant issued in substitution for or replacement of this Warrant shall be, upon issuance, duly authorized and validly issued.
(ii)    All Warrant Shares issuable upon the exercise of this Warrant pursuant to the terms hereof shall be, upon issuance, and the Company shall take all such actions as may be necessary or appropriate in order that such Warrant Shares are, validly issued, fully paid, and non-assessable, issued without violation of any preemptive or similar rights of any stockholder of the Company and free and clear of all taxes, liens, and charges.
(iii)    The Company shall take all such actions as may be necessary to ensure that all such Warrant Shares are issued without violation by the Company of any applicable law or governmental regulation or any requirements of any national securities exchange upon which shares of Common Stock or other securities constituting Warrant Shares may be listed at the time of such exercise (except for official notice of issuance which shall be immediately delivered by the Company upon each such issuance).
(iv)    At all times that (a) this Warrant is outstanding and (b) the Common Stock or other securities constituting Warrant Shares are quoted on or listed for trading on a national securities exchange and registered under the Securities Exchange Act of 1934, as amended, the Company shall use its commercially reasonable efforts to cause the Warrant Shares, upon exercise of this Warrant, to be listed on any such national securities exchange upon which shares of Common Stock or other securities constituting Warrant Shares are listed.

(v)    The Company shall pay all expenses in connection with, and all taxes and other governmental charges that may be imposed with respect to, the issuance or delivery of Warrant Shares upon exercise of this Warrant; provided, that the Company shall not be required to pay any tax or governmental charge that may be imposed with respect to any applicable withholding or the issuance or delivery of the Warrant Shares to any Person other than the Holder, and no such issuance or delivery shall be made unless and until the Person requesting such issuance has paid to the Company the amount of any such tax, or has established to the satisfaction of the Company that such tax has been paid.
(f)    Conditional Exercise. Notwithstanding any other provision hereof, if an exercise of any portion of this Warrant is to be made in connection with a public offering or a sale of the Company (pursuant to a merger, sale of stock, or otherwise), such exercise may at the election of the Holder be conditioned upon the consummation of such transaction, in which case such exercise shall not be deemed to be effective until immediately prior to the consummation of such transaction.
(g)    Reservation of Shares. During the Exercise Period, the Company shall at all times reserve and keep available out of its authorized but unissued Common Stock or other securities constituting Warrant Shares, solely for the purpose of issuance upon the exercise of this Warrant, the maximum number of Warrant Shares issuable upon the exercise of this Warrant, and the par value per Warrant Share shall at all times be less than or equal to the applicable Exercise Price. The Company shall not increase the par value of any Warrant Shares receivable upon the exercise of this Warrant above the Exercise Price then in effect, and shall take all such actions as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable shares of Common Stock upon the exercise of this Warrant.
29.    Effect of Certain Events on Warrant Shares.
(a)    Adjustment to Warrant Shares Upon Reorganization, Reclassification, Consolidation, or Merger. In the event of any (i) capital reorganization of the Company, (ii) reclassification of the stock of the Company (other than a change in par value or from par value to no par value or from no par value to par value or as a result of a stock dividend or subdivision, split-up, or combination of shares), (iii) consolidation or merger of the Company with or into another Person, (iv) sale of all or substantially all of the Company's assets to another Person or (v) other similar transaction, in each case which entitles the holders of Common Stock to receive (either directly or upon subsequent liquidation) stock, securities, or assets with respect to or in exchange for Common Stock, each Warrant shall, immediately after such reorganization, reclassification, consolidation, merger, sale, or similar transaction, remain outstanding and shall thereafter, in lieu of or in addition to (as the case may be) the number of Warrant Shares then exercisable under this Warrant, be exercisable for the kind and number of shares of stock or other securities or assets of the Company or of the successor Person resulting from such transaction to which the Holder would have been entitled upon such reorganization, reclassification, consolidation, merger, sale, or similar transaction if the Holder had exercised this Warrant in full immediately prior to the time of such reorganization, reclassification, consolidation, merger, sale, or similar transaction and acquired the applicable number of Warrant Shares then issuable hereunder as a result of such exercise (without taking into account any limitations or restrictions on the exercisability of this Warrant); and, in such case, appropriate adjustment (in form and substance satisfactory to the Holder) shall be made with respect to the Holder's rights under this Warrant to insure that the provisions of this Warrant shall thereafter be applicable, as nearly as possible, to any shares of stock, securities, or assets thereafter acquirable upon exercise of this Warrant. The provisions of this Section 4(a) shall similarly apply to successive reorganizations, reclassifications, consolidations, mergers, sales, or similar transactions. The Company shall not effect any such reorganization, reclassification, consolidation, merger, sale, or similar transaction unless, prior to the consummation thereof, the successor Person (if other than the Company) resulting from such reorganization, reclassification, consolidation, merger, sale, or similar transaction, shall assume, by written instrument substantially similar in form and substance to this Warrant and satisfactory to the Holder, the obligation to deliver to the Holder such shares of stock, securities, or assets which, in accordance with the foregoing provisions, such Holder shall be entitled to receive upon exercise of this Warrant. Notwithstanding anything to the contrary contained herein, with respect to any corporate event or other transaction contemplated by the provisions of this Section 4(a), the Holder shall have the right to elect prior to the consummation of such event or transaction, to give effect to the exercise rights contained in Section 2 instead of giving effect to the provisions contained in this Section 4(a) with respect to this Warrant.
(b)    Dividends and Distributions. Subject to the provisions of Section 4(a), as applicable, if the Company shall, at any time or from time to time after the Original Issue Date, make or declare, or fix a record date for the determination of holders of Common Stock entitled to receive, a dividend or any other distribution payable in securities of the Company (other than a dividend or distribution of shares of Common Stock, Options, or Convertible Securities in respect of outstanding shares of Common Stock), cash or other property, then, and in each such event, provision shall be made so that the Holder shall receive upon exercise of the Warrant, in addition to the number of Warrant Shares receivable thereupon, the kind and amount of securities of the Company, cash, or other property which the Holder would have been entitled to receive had the Warrant been exercised in full into Warrant Shares on the date of such event and had the Holder thereafter, during the period from the date of such event to and including the Exercise Date, retained such securities, cash, or other property receivable by them as aforesaid during such period, giving application to all adjustments called for during such period under this Section 4(b) with respect to the rights of the Holder; provided, that no such provision shall be made if the Holder receives, simultaneously with the distribution to the holders of Common Stock, a dividend or other distribution of such securities, cash, or other property in an amount equal to the amount of such securities, cash, or other property as the Holder would have received if the Warrant had been exercised in full into Warrant Shares on the date of such event.
(c)    Certificate as to Adjustment.
(i)    As promptly as reasonably practicable following any adjustment of the kind and number of Warrant Shares pursuant to the provisions of Section 4(a), but in any event not later than ten (10) Business Days thereafter, the Company shall furnish to the Holder a certificate of an executive officer setting forth in reasonable detail such adjustment and the facts upon which it is based and certifying the calculation thereof.
(ii)    As promptly as reasonably practicable following the receipt by the Company of a written request by the Holder, but in any event not later than ten (10) Business Days thereafter, the Company shall furnish to the Holder a certificate of an executive officer certifying the amount of Warrant Shares or the amount, if any, of other shares of stock, securities, or assets then issuable upon exercise of the Warrant.
(d)    Notices. In the event:
(i)    that the Company shall take a record of the holders of its Common Stock (or other capital stock or securities at the time issuable upon exercise of the Warrant) for the purpose of entitling or enabling them to receive any dividend or other distribution, to vote at a meeting (or by written consent), to receive any right to subscribe for or purchase any shares of capital stock of any class or any other securities, or to receive any other security; or
(ii)    of any capital reorganization of the Company, any reclassification of the Common Stock of the Company, any consolidation or merger of the Company with or into another Person, or sale of all or substantially all of the Company's assets to another Person; or
(iii)    of the voluntary or involuntary dissolution, liquidation, or winding-up of the Company;
then, and in each such case, the Company shall send or cause to be sent to the Holder at least five (5) days prior to the applicable record date or the applicable expected effective date, as the case may be, for the event, a written notice specifying, as the case may be, (A) the record date for such dividend, distribution, meeting, or consent or other right or action, and a description of such dividend, distribution, or other right or action to be taken at such meeting or by written consent, or (B) the effective date on which such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation, or winding-up is proposed to take place, and the date, if any is to be fixed, as of which the books of the Company shall close or a record shall be taken with respect to which the holders of record of Common Stock (or such other capital stock or securities at the time issuable upon exercise of the Warrant) shall be entitled to exchange their shares of Common Stock (or such other capital stock or securities) for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation, or winding-up, and the amount per share and character of such exchange applicable to the Warrant and the Warrant Shares.
30.    Purchase Rights. In addition to any adjustments pursuant to Section 4(a) above, if at any time the Company grants, issues, or sells any shares of Common Stock, Options, Convertible Securities, or rights to purchase stock, warrants, securities, or other property pro rata to the record holders of Common Stock (the “Purchase Rights”), then the Holder shall be entitled to acquire, upon the terms applicable to such Purchase Rights, the aggregate Purchase Rights which the Holder would have acquired if the Holder had held the number of Warrant Shares acquirable upon complete exercise of this Warrant immediately before the date on which a record is taken for the grant, issuance, or sale of such Purchase Rights, or, if no such record is taken, the date as of which the record holders of Common Stock are to be determined for the grant, issue, or sale of such Purchase Rights.
31.    [Intentionally Omitted].
32.    Transfer of Warrant. Subject to the transfer conditions referred to in the legend endorsed hereon and the terms and conditions of this Warrant, this Warrant and all rights hereunder are transferable, in whole or in part, by the Holder without charge to the Holder, upon surrender of this Warrant to the Company at its then principal executive offices with a properly completed and duly executed Assignment in the form attached hereto as Exhibit B, together with funds sufficient to pay any transfer taxes described in Section 3(f)(v) in connection with the making of such transfer. Upon such compliance, surrender, and delivery and, if required, such payment, the Company shall execute and deliver a new Warrant or Warrants (in book-entry form) in the name of the assignee or assignees and in the denominations specified in such instrument of assignment, and shall issue to the assignor a new Warrant evidencing the portion of this Warrant, if any, not so assigned and this Warrant shall promptly be cancelled.
33.    Holder Not Deemed a Stockholder; Limitations on Liability. Except as otherwise specifically provided herein (including Section 4(b)), prior to the issuance to the Holder of the Warrant Shares to which the Holder is then entitled to receive upon the due exercise of this Warrant, the Holder shall not be entitled to vote or receive dividends or be deemed the holder of shares of capital stock of the Company for any purpose, nor shall anything contained in this Warrant be construed to confer upon the Holder, as such, any of the rights of a stockholder of the Company or any right to vote, give, or withhold consent to any corporate action (whether any reorganization, issue of stock, reclassification of stock, consolidation, merger, conveyance, or otherwise), receive notice of meetings, receive dividends or subscription rights, or otherwise. In addition, nothing contained in this Warrant shall be construed as imposing any liabilities on the Holder to purchase any securities (upon exercise of this Warrant or otherwise) or as a stockholder of the Company, whether such liabilities are asserted by the Company or by creditors of the Company. Notwithstanding this Section 8, the Company shall provide the Holder with copies of the same notices and other information given to the stockholders of Company or the stockholders of the Company’s affiliate, Invacare Holdings Corporation., contemporaneously with the giving thereof to such stockholders.
34.    Division and Combination. Subject to compliance with the applicable provisions of this Warrant as to any transfer or other assignment which may be involved in such division or combination, this Warrant may be divided or, following any such division of this Warrant, subsequently combined with other Warrants, upon the surrender of this Warrant or Warrants to the Company at its then principal executive offices, together with a written notice specifying the names and denominations in which new Warrants are to be issued, signed by the respective Holders or their agents or attorneys. Subject to compliance with the applicable provisions of this Warrant as to any transfer or assignment which may be involved in such division or combination, the Company shall at its own expense execute and deliver a new Warrant or Warrants in exchange for the Warrant or Warrants so surrendered in accordance with such notice. Such new Warrant or Warrants shall be of like tenor to the surrendered Warrant or Warrants and shall be exercisable in the aggregate for an equivalent number of Warrant Shares as the Warrant or Warrants so surrendered in accordance with such notice.
35.    No Impairment. The Company shall not, by amendment of its Certificate of Incorporation or Bylaws, or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities, or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed by it hereunder, but shall at all times in good faith assist in the carrying out of all the provisions of this Warrant and in the taking of all such action as may reasonably be requested by the Holder in order to protect the exercise rights of the Holder against dilution or other impairment, consistent with the tenor and purpose of this Warrant.
36.    Compliance with the Securities Act.
(a)    Agreement to Comply with the Securities Act; Legend. The Holder, by acceptance of this Warrant, agrees to comply in all respects with the provisions of this Section 11 and the restrictive legend requirements set forth on the face of this Warrant and further agrees that such Holder shall not offer, sell, or otherwise dispose of this Warrant or any Warrant Shares to be issued upon exercise hereof except under circumstances that will not result in a violation of the Securities Act of 1933, as amended (the “Securities Act”). This Warrant and all Warrant Shares issued upon exercise of this Warrant (unless registered under the Securities Act) shall be stamped or imprinted with a legend in substantially the following form:
“THIS WARRANT AND THE SECURITIES ISSUABLE UPON EXERCISE OF THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR QUALIFIED UNDER ANY STATE OR FOREIGN SECURITIES LAWS, AND MAY NOT

BE OFFERED FOR SALE, SOLD, PLEDGED, HYPOTHECATED, OR OTHERWISE TRANSFERRED OR ASSIGNED UNLESS (I) A REGISTRATION STATEMENT COVERING SUCH SHARES IS EFFECTIVE UNDER THE ACT AND IS QUALIFIED UNDER APPLICABLE STATE AND FOREIGN LAW OR (II) THE TRANSACTION IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS UNDER THE ACT AND THE QUALIFICATION REQUIREMENTS UNDER APPLICABLE STATE AND FOREIGN LAW AND, IF THE CORPORATION REASONABLY REQUESTS, AN OPINION REASONABLY SATISFACTORY TO THE CORPORATION TO SUCH EFFECT HAS BEEN RENDERED BY COUNSEL.”
(b)    Representations of the Holder. In connection with the issuance of this Warrant, the Holder specifically represents, as of the date hereof, to the Company by acceptance of this Warrant as follows:
(i)    The Holder is an “accredited investor” as defined in Rule 501 of Regulation D promulgated under the Securities Act. The Holder is acquiring this Warrant and the Warrant Shares to be issued upon exercise hereof for investment for its own account and not with a view towards, or for resale in connection with, the public sale or distribution of this Warrant or the Warrant Shares, except pursuant to sales registered or exempted under the Securities Act.
(ii)    The Holder understands and acknowledges that this Warrant and the Warrant Shares to be issued upon exercise hereof are “restricted securities” under the federal securities laws inasmuch as they are being acquired from the Company in a transaction not involving a public offering and that, under such laws and applicable regulations, such securities may be resold without registration under the Securities Act only in certain limited circumstances. In addition, the Holder represents that it is familiar with Rule 144 under the Securities Act, as presently in effect, and understands the resale limitations imposed thereby and by the Securities Act.
(iii)    The Holder acknowledges that it can bear the economic and financial risk of its investment for an indefinite period, and has such knowledge and experience in financial or business matters that it is capable of evaluating the merits and risks of the investment in the Warrant and the Warrant Shares. The Holder has had an opportunity to ask questions and receive answers from the Company regarding the terms and conditions of the offering of the Warrant and the business, properties, prospects, and financial condition of the Company.
37.    Warrant Register. The Transfer Agent shall keep, at an office designated for such purpose, books (the “Warrant Register”) in which, subject to such reasonable regulations as it may prescribe, it shall register the original issuance of the Warrant and any assignment, division, combination, or other transfer of the Warrant. The Company and the Transfer Agent may deem and treat the Person in whose name the Warrant is registered on such Warrant Register as the Holder thereof for all purposes, and the Company shall not be affected by any notice to the contrary, except any assignment, division, combination, or other transfer of the Warrant effected in accordance with the provisions of this Warrant.2
38.    Notices. All notices, requests, consents, claims, demands, waivers, and other communications hereunder shall be in writing and shall be deemed to have been given: (a) when delivered by hand (with written confirmation of receipt); (b) when received by the addressee if sent by a nationally recognized overnight courier (receipt requested); (c) on the date sent by facsimile or email of a PDF document (with confirmation of transmission) if sent during normal business hours of the recipient, and on the next Business Day if sent after normal business hours of the recipient; or (d) on the third (3rd) day after the date mailed, by certified or registered mail, return receipt requested, postage prepaid. Such communications must be sent to the Company parties at the addresses indicated in that certain Loan and Security Agreement dated as of May 5, 2023, among the borrowers from time to time party thereto, the guarantors from time to time party thereto, the lenders from time to time party thereto and White Oak Commercial Finance, LLC, as Administrative Agent and Collateral Agent (as amended, restated, amended and restated, supplemented or otherwise modified from time to time), and the address for the Holder set forth on the signature page hereto, or at such other address for a party as shall be specified in a notice given in accordance with this Section 13.
39.    Cumulative Remedies. Except to the extent expressly provided in Section 8 to the contrary, the rights and remedies provided in this Warrant are cumulative and are not exclusive of, and are in addition to and not in substitution for, any other rights or remedies available at law, in equity, or otherwise.
40.    Equitable Relief. Each of the Company and the Holder acknowledges that a breach or threatened breach by such party of any of its obligations under this Warrant would give rise to irreparable harm to the other party hereto for which monetary damages would not be an adequate remedy and hereby agrees that in the event of a breach or a threatened breach by such party of any such obligations, the other party hereto shall, in addition to any and all other rights and remedies that may be available to it in respect of such breach, be entitled to equitable relief, including a restraining order, an injunction, specific performance, and any other relief that may be available from a court of competent jurisdiction.
41.    Entire Agreement. This Warrant constitutes the sole and entire agreement of the parties to this Warrant with respect to the subject matter contained herein, and supersedes all prior and contemporaneous understandings and agreements, both written and oral, with respect to such subject matter.
42.    Successor and Assigns. This Warrant and the rights evidenced hereby shall be binding upon and shall inure to the benefit of the parties hereto and the successors of the
2 Note to Draft: Subject to review by the Transfer Agent.

Company and the successors and permitted assigns of the Holder. Such successors and/or permitted assigns of the Holder shall be deemed to be a Holder for all purposes hereunder.
43.    No Third-Party Beneficiaries. This Warrant is for the sole benefit of the Company and the Holder and their respective successors and, in the case of the Holder, permitted assigns and nothing herein, express or implied, is intended to or shall confer upon any other Person any legal or equitable right, benefit, or remedy of any nature whatsoever, under or by reason of this Warrant.
44.    Headings. The headings in this Warrant are for reference only and shall not affect the interpretation of this Warrant.
45.    Amendment and Modification; Waiver. This Warrant is one of a series of warrants issued by the Company on the date hereof (the “International Holdings Warrants”).  The provisions of this Warrant may be amended and the Company may take any action herein prohibited, or omit to perform any act herein required to be performed by it, only if the Company has obtained the written consent of either (a) the Holder of this Warrant or (b) the holders of International Holdings Warrants representing at least 50% of the Warrant Shares to be issued, cumulatively, upon the exercise of all the International Holdings Warrants; provided that no such action may increase the Exercise Price of this Warrant or decrease the number of shares or class of stock to be issued upon exercise of this Warrant without the written consent of the Holder of this Warrant. No waiver by the Company or the Holder of any of the provisions hereof shall be effective unless explicitly set forth in writing and signed by the party so waiving. No waiver by any party shall operate or be construed as a waiver in respect of any failure, breach, or default not expressly identified by such written waiver, whether of a similar or different character, and whether occurring before or after that waiver. No failure to exercise, or delay in exercising, any rights, remedy, power, or privilege arising from this Warrant shall operate or be construed as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power, or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power, or privilege.
46.    Severability. If any term or provision of this Warrant is invalid, illegal, or unenforceable in any jurisdiction, such invalidity, illegality, or unenforceability shall not affect any other term or provision of this Warrant or invalidate or render unenforceable such term or provision in any other jurisdiction.
47.    Governing Law and Submission to Jurisdiction. This Warrant shall be governed by and construed in accordance with the internal laws of the State of Delaware without giving effect to any choice or conflict of law provision or rule (whether of the State of Delaware or any other jurisdiction) that would cause the application of laws of any jurisdiction other than those of the State of Delaware. Each party hereto irrevocably and unconditionally (i) agrees that any suit, action or other legal proceeding arising out of this Warrant may be brought in the United States District Court for the District of Delaware or, if such court does not have jurisdiction or will not accept jurisdiction, in any court of general jurisdiction in Delaware; (ii) consents to the jurisdiction of any such court in any such suit, action or proceeding; and (iii) waives any objection which such party may have to the laying of venue of any such suit, action or proceeding in any such court.
48.    Waiver of Jury Trial. Each party acknowledges and agrees that any controversy which may arise under this Warrant is likely to involve complicated and difficult issues and, therefore, each such party irrevocably and unconditionally waives any right it may have to a trial by jury in respect of any legal action arising out of or relating to this Warrant or the transactions contemplated hereby.
49.    Counterparts. This Warrant may be executed in counterparts, each of which shall be deemed an original, but all of which together shall be deemed to be one and the same agreement. A signed copy of this Warrant delivered by facsimile, e-mail, or other means of electronic transmission shall be deemed to have the same legal effect as delivery of an original signed copy of this Warrant.
50.    No Strict Construction. This Warrant shall be construed without regard to any presumption or rule requiring construction or interpretation against the party drafting an instrument or causing any instrument to be drafted.
[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the Company has duly executed this Warrant on the Original Issue Date.

INVACARE CORPORATION
By: __________________________ Name:__________________________ Title: _________________________

Accepted and agreed,
[______________]
By: __________________________ Name:__________________________ Title: _________________________ Address:________________________

 EXHIBIT A

EXERCISE AGREEMENT

Invacare Corporation
[Address]

[Date]
Reference is hereby made to that certain Warrant, dated as of [______], 2024, by and between Invacare Corporation., an Ohio corporation the “Company”) and [______] (as amended, restated, supplemented or otherwise modified from time to time, the “Warrant”). Capitalized terms used but not otherwise defined herein having the meanings set forth in the Warrant.
The undersigned hereby agrees to subscribe to purchase from the Company a number of shares of Common Stock equal to percent ([_____]%) of the Common Stock Deemed Outstanding, which as of the date hereof equals [______] shares of Common Stock, and makes payment herewith in full therefor at a purchase price per share equal to the Exercise Price.
The undersigned hereby elects to pay the Aggregate Exercise Price by one or more of the following methods (check all that apply):
__    Certified or official bank check payable to the order of the Company (enclosed herewith) (specify amount: $_______________)
__    Wire transfer of immediately available funds to an account designated by the Company (specify amount: $________________)
The undersigned hereby represents, as of the date hereof, to the Company as follows:
iv.    The undersigned is an “accredited investor” as defined in Rule 501 of Regulation D promulgated under the Securities Act. The undersigned is acquiring the Warrant Shares to be issued upon exercise hereof for investment for its own account and not with a view towards, or for resale in connection with, the public sale or distribution of the Warrant Shares, except pursuant to sales registered or exempted under the Securities Act.
v.    The undersigned understands and acknowledges that the Warrant Shares to be issued upon exercise hereof are “restricted securities” under the federal securities laws inasmuch as they are being acquired from the Company in a transaction not involving a public offering and that, under such laws and applicable regulations, such securities may be resold without registration under the Securities Act only in certain limited circumstances. In addition, the undersigned represents that it is familiar with Rule 144 under the Securities Act, as presently in effect, and understands the resale limitations imposed thereby and by the Securities Act.
vi.    The undersigned acknowledges that it can bear the economic and financial risk of its investment for an indefinite period, and has such knowledge and experience in financial or business matters that it is capable of evaluating the merits and risks of the investment in the Warrant Shares. The undersigned has had an opportunity to ask questions and receive answers from the Company regarding the terms and conditions of the offering of the Warrant and the business, properties, prospects, and financial condition of the Company.
[Signature Pages to Follow]

[HOLDER]

By: __________________________
Name:__________________________
Title: _________________________
Address:

INVACARE CORPORATION

By: __________________________
Name:__________________________
Title: _________________________

EXHIBIT B

ASSIGNMENT

Reference is hereby made to that certain Warrant, dated as of [______], 2024, by and between Invacare Corporation, an Ohio corporation the “Company”) and [______] (as amended, restated, supplemented or otherwise modified from time to time, the “Warrant”). Capitalized terms used but not otherwise defined herein having the meanings set forth in the Warrant.
FOR VALUE RECEIVED,                                                            hereby sells, assigns and transfers all of the rights of the undersigned under the Warrant, unto:

Names of Assignee	Address

Dated:	Signature